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Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ EDGAR D. JANNOTTA Edgar D. Jannotta

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ LESTER B. KNIGHT Lester B. Knight

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ PERRY J. LEWIS Perry J. Lewis

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ R. EDEN MARTIN R. Eden Martin

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ ANDREW J. MCKENNA Andrew J. McKenna

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ ROBERT S. MORRISON Robert S. Morrison

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ RICHARD C. NOTEBAERT Richard C. Notebaert

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ MICHAEL D. O'HALLERAN Michael D. O'Halleran

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ JOHN W. ROGERS, JR. John W. Rogers, Jr.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ PATRICK G. RYAN, JR. Patrick G. Ryan, Jr.

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ GEORGE A. SCHAEFER George A. Schaefer

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran and Harvey N. Medvin, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ RAYMOND I. SKILLING Raymond I. Skilling

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed her name effective as of September 20, 2002.

/s/ CAROLYN Y. WOO Carolyn Y. Woo

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Michael D. O'Halleran, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ PATRICK G. RYAN Patrick G. Ryan

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below severally constitutes and appoints Patrick G. Ryan, Michael D. O'Halleran and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of securities and obligations of Aon Corporation with respect to its Stock Incentive Plan, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, and any and all documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in- fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has signed his name effective as of September 20, 2002.

/s/ HARVEY N. MEDVIN Harvey N. Medvin

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  Exhibit 24